UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2011

comScore, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33520	54-1955550
(State of incorporation)	(Commission File Number No.)	(IRS Employer Identification No.)

11950 Democracy Drive, Suite 600

Reston, Virginia 20190

(Address of principal executive offices)

(703) 438-2000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On August 12, 2011, comScore, Inc., a Delaware corporation (“comScore”) filed a Current Report on Form 8-K to report it acquired AdXpose, Inc., a Delaware corporation (“AdXpose”). In response to Item 9.01(a) and Item 9.01(b) of such Current Report on Form 8-K, comScore stated that it would file the required financial information by amendment, as permitted by Item 9.01(a)(4) and Item 9.01(b)(2). comScore hereby amends its Current Report on Form 8-K filed on August 12, 2011 to provide the required financial information.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited consolidated financial statements of AdXpose as of and for the year ended December 31, 2010 and the unaudited consolidated financial statements of AdXpose as of June 30, 2011 and for the six month periods ended June 30, 2011 and 2010, and the notes related thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b) Unaudited Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial information of comScore as of and for the six months ended June 30, 2011 and for the year ended December 31, 2010 giving effect to the acquisition of AdXpose, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description

2.1*	Amended and Restated Agreement and Plan of Merger by and among comScore, Inc., CS Ad Solutions, LLC, AdXpose, Inc., Draper Associates, L.P., Draper Fisher Jurvetson Fund IX, L.P., Draper Fisher Jurvetson Partners IX, LLC and Draper Fisher Jurvetson Fund IX, L.P., as Stockholder Representative dated August 11, 2011

23.1	Consent of PricewaterhouseCoopers LLP, independent auditor for AdXpose.

99.1	Financial statements of AdXpose as of and for the year ended December 31, 2010 and Independent Auditor’s Report thereon and the unaudited financial statements as of June 30, 2011 and for the six month periods ended June 30, 2011 and 2010.

99.2	comScore unaudited pro forma condensed consolidated financial information as of and for the six months ended June 30, 2011 and for the year ended December 31, 2010.

*	Previously filed as an exhibit to comScore’s Current Report on Form 8-K, Commission File No. 001-33520, filed on August 12, 2011. comScore has omitted certain immaterial schedules and exhibits to this exhibit pursuant to the provisions of Regulation S-K, Item 601(b)(2). The schedule of exhibits omitted was included with such agreement. The registrant shall supplementally furnish a copy of any of the omitted schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

comScore, Inc.

By:	/s/ CHRISTIANA L. LIN
Christiana L. Lin
EVP, General Counsel and Chief Privacy Officer

Date: October 14, 2011

Exhibit Index

Exhibit No.	Description

2.1*	Amended and Restated Agreement and Plan of Merger by and among comScore, Inc., CS Ad Solutions, LLC, AdXpose, Inc., Draper Associates, L.P., Draper Fisher Jurvetson Fund IX, L.P., Draper Fisher Jurvetson Partners IX, LLC and Draper Fisher Jurvetson Fund IX, L.P., as Stockholder Representative dated August 11, 2011

23.1	Consent of PricewaterhouseCoopers LLP, independent auditor for AdXpose.

99.1	Financial statements of AdXpose as of and for the year ended December 31, 2010 and Independent Auditor’s Report thereon and the unaudited financial statements as of June 30, 2011 and for the six month periods ended June 30, 2011 and 2010.

99.2	comScore unaudited pro forma condensed consolidated financial information as of and for the six months ended June 30, 2011 and for the year ended December 31, 2010.

*	Previously filed as an exhibit to comScore’s Current Report on Form 8-K, Commission File No. 001-33520, filed on August 12, 2011. comScore has omitted certain immaterial schedules and exhibits to this exhibit pursuant to the provisions of Regulation S-K, Item 601(b)(2). The schedule of exhibits omitted was included with such agreement. The registrant shall supplementally furnish a copy of any of the omitted schedules to the Securities and Exchange Commission upon request.